EXHIBIT 10.1
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                   [LOGO] PENN VIRGINIA OIL & GAS CORPORATION




February 27, 2004

GMX Resources Inc.
One Benham Place, Suite 600
9400 North Brodway
Oklahoma City, Oklahoma 73114

Attention:  Mr Kyle Kenworthy

Re:  First Amendment to Participation Agreement
     Dated December 5, 2003
     Blocker Prospect
     Harrison and Panola Counties, Texas

Gentlemen:

Please refer to the Participation Agreement dated December 5, 2003 ("Agreement") between Penn Virginia Oil & Gas Corporation ("PVOG") and GMX Resources Inc. Expedition Natural Resources Inc. and Endeavor Pipeline, Inc. (herein collectively called "GMX"). Both PVOG and GMX have verbally agreed to replace the original Exhibit "A-2" contained in the Agreement with the revised Exhibit "A-2" which is attached to this letter.

Please acknowledge your receipt of the revised Exhibit "A-2" by signing in the acceptance space provided on the next page and return one copy of this letter to my attention.



Very truly yours,

Penn Virginia Oil & Gas Corporation


/s/ Edward L. Johnson
--------------------------
Edward L. Johnson
Senior Landman

Agreed to and Accepted this 20th day of April, 2004.

GMX Resources Inc.
Expedition Natural Resources Inc.
and Endeavor Pipeline, Inc.



By: /s/ Kyle Kenworthy
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Printed Name: Kyle Kenworthy
Title: Vice President - Land









ELJ
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